UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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        Date of Report (Date of earliest event reported): August 4, 2006

                            THE BON-TON STORES, INC.
             (Exact name of registrant as specified in its charter)


Pennsylvania                     0-19517                 23-2835229
(State or Other Jurisdiction     (Commission File        (IRS Employer
of Incorporation)                 Number)                Identification No.)

                 2801 E. Market Street, York, Pennsylvania 17402
                    (Address of Principal Executive Offices)

                                  717-757-7660
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 8.01         Other Events

         On August 4, 2006, The Bon-Ton Stores, Inc. (NASDAQ: BONT) issued a press release announcing that the exchange offer for the 10 1/4% Senior Notes due 2014 of its wholly owned subsidiary, The Bon-Ton Department Stores, Inc., which was initially scheduled to expire on August 3, 2006, has been extended until 5:00 p.m., New York City time, on August 4, 2006.

         The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits

         (d) Exhibits

         Exhibit Number    Description of Exhibit
         --------------    ----------------------

         99.1              Press Release


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    The Bon-Ton Stores, Inc.

                                    By:      /s/ Keith E. Plowman
                                       -----------------------------------------
                                             Keith E. Plowman
                                             Executive Vice President, Chief
                                             Financial Officer and Principal
                                             Accounting Officer

Dated:  August 4, 2006

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